Fund Investment Performance

AS OF 6/30/2013

FRANKLIN SQUARE CAPITAL PARTNERS

Franklin Square Capital Partners (Franklin Square) is a leading provider of alternative investment funds designed to enhance individual investors' portfolios by providing access to asset classes, strategies and asset managers that typically have been available to only the largest institutional investors.

The chart below provides summary information with respect to Franklin Square's business development company (BDC) funds and their performance. FS Investment Corporation II (FSIC II) is currently available to new investors and FS Investment Corporation (FSIC) is closed to new investors. Please work with your financial advisor to determine if investing in a Franklin Square Fund is appropriate for you based on your investment objectives and strategies.

	FS Investment Corporation (CLOSED)		FS Investment Corporation II	
INCEPTION	January 2, 2009		June 18, 2012	
INVESTMENT TYPE	BDC		BDC	
INVESTMENT OBJECTIVE	Income		Income	
FUND FOCUS	Senior secured loans of private U.S. companies		Senior secured loans of private U.S. companies	
ASSETS UNDER MANAGEMENT	$4.5 billion		$1.8 billion	
AVERAGE ANNUAL TOTAL RETURNS*	Since inception	17.0%	Since inception	13.4%
	YTD	6.2%	YTD	6.6%
	1 year	14.4%	1 year	13.5%
	3 year	12.5%	3 year	N/A
	5 year	N/A	5 year	N/A
CUMULATIVE TOTAL RETURN*	Since inception	103.0%	Since inception	13.9%

*Includes management and incentive fees, but excludes all sales commissions and dealer manager fees.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RETURNS.

This is neither an offer to sell nor a solicitation of an offer to buy the securities described herein. An offering is made only by a prospectus. Copies of the prospectuses of FSIC and FSIC II are available free of charge by contacting Franklin Square Capital Partners at Cira Centre, 2929 Arch Street, Suite 675, Philadelphia, Pennsylvania 19104, by phone at 215-495-1150 or by visiting its website at www.franklinsquare.com. **This sales and advertising literature must be read in conjunction with the applicable prospectus and the fund's other filings with the Securities and Exchange Commission (SEC) in order to fully understand all of the implications and risks of the offering of securities to which the prospectus relates. A copy of the applicable prospectus must be made available to you in connection with any offering.** No offering is made except by a prospectus filed with the SEC and the Department of Law of the State of New York. None of the SEC, the Attorney General of the State of New York or any state securities regulator has approved or disapproved of these securities or determined if the prospectuses are truthful or complete. Any representation to the contrary is a criminal offense.

Franklin Square Capital Partners is not affiliated with Franklin Resources/Franklin Templeton Investments or the Franklin Funds.

Sales commissions and dealer manager fees are significant and can total up to 10% of the public offering price. Had these sales commissions and dealer manager fees been included, the performance shown on the previous page would be lower.

Franklin Square Capital Partners calculates both net asset value ("NAV") based returns and shareholder returns for each fund. The shareholder returns quoted in this performance sheet are different from the NAV-based returns and may be higher or lower. NAV-based returns are calculated using NAV performance and reinvested distributions, and represent the total return on the applicable fund's investment portfolio rather than an actual return to shareholders. The shareholder returns are based on the fund's offering price, less sales commissions and dealer manager fees and assume the reinvestment of distributions. NAV-based returns are disclosed in the public filings of the applicable fund. Certain percentages may have been rounded.

FSIC — FSIC's "Average Annual Total Return" is the compounded annual percentage return an investor received for the stated period taking into account all cash and stock distributions during such period. The calculation assumes that the investor purchased shares at FSIC's net public offering price as of the beginning of the applicable period and reinvested all distributions pursuant to FSIC's distribution reinvestment plan ("DRP"). Prior to October 31, 2012, DRP investments were made at 90% of the current offering price. Commencing October 31, 2012, DRP investments were made at a price per share (i) not less than the NAV per share of FSIC's common stock (as determined in good faith by FSIC's board of directors or a committee thereof) immediately prior to the payment of the distribution and (ii) not more than 2.5% greater than the NAV per share as of such date (the "DRP Price"). Valuation as of the end of the period is based on the share repurchase price paid to holders of FSIC's common stock pursuant to its share repurchase program as of July 1, 2013. Pursuant to the share repurchase program, the share repurchase price is equal to the DRP Price on the distribution date coinciding with the applicable share repurchase date.

FSIC II — FSIC II's "Average Annual Total Return" is the compounded percentage return an investor received for the stated period taking into account all cash distributions during such period. The calculation assumes that the investor purchased shares at FSIC II's net public offering price as of the beginning of such period and reinvested all distributions pursuant to FSIC II's DRP. Valuation as of the end of the applicable period is based on 90% of the public offering price per share of FSIC II's common stock as of July 1, 2013, which reflects the method utilized by FSIC II in calculating the repurchase price to be paid to holders of its common stock pursuant to its share repurchase program.

FS[2] Capital Partners, LLC ("FS[2] Capital"), the dealer manager for the public offering of FSIC II's shares, is an affiliate of the investment advisers to FSIC and FSIC II and has served as the dealer manager for the public offering of shares by FSIC. These relationships may create conflicts in connection with FS[2] Capital's due diligence obligations under the federal securities laws. FS[2] Capital is entitled to compensation in connection with FSIC II's offering, including receiving selling commissions (which are generally re-allowed to selling broker-dealers) and a dealer manager fee based on the gross offering proceeds of shares sold in such offering. FS[2] Capital may also be reimbursed for accountable due diligence expenses based on the gross offering proceeds of shares sold in the offering. In addition, FSIC II's investment adviser and its affiliates may face conflicts of interest as a result of compensation arrangements, time constraints and competition for investments, which they will attempt to resolve in a fair and equitable manner.

RISK FACTORS

An investment in the shares of FSIC or FSIC II (together, the "Funds") involves a high degree of risk and may be considered speculative. The following are some of the risks an investment in such shares involves; however, investors should carefully consider all of the information found in the section of the applicable prospectus entitled "Risk Factors" and in the applicable Fund's filings with the SEC before deciding to invest in such shares.

- Because there is no public trading market for shares of the Funds and the Funds are not obligated to effectuate a liquidity event by a specified date, it is unlikely that investors will be able to sell their shares. If an investor is able to sell their shares, such investor will likely receive less than the purchase price they paid for such shares.
- The Funds have implemented share repurchase programs, but only a limited number of shares are eligible for repurchase by the Funds. In addition, any such repurchases will be at a discount to the offering price in effect on the date of repurchase. The Funds may amend, suspend or terminate their share repurchase programs at any time.
- Investors should consider that they may not have access to the money they invest for an indefinite period of time.
- There is a risk that investors in shares of the Funds may not receive distributions or that the Funds' distributions will not grow over time. The Funds may pay distributions from offering proceeds, borrowings or the sale of assets to the extent the Funds' cash flow from operations, net investment income or earnings are not sufficient to fund declared distributions. The Funds have not established limits on the amount of funds that they may use from net offering proceeds or borrowings to make distributions. The Funds' distribution proceeds may exceed the Funds' earnings and, therefore, portions of the distributions that they make may represent a return of capital for tax purposes.
- FSIC II's previous distributions to investors were funded in significant part from the reimbursement of certain expenses, including through the waiver of certain investment advisory fees, that are subject to repayment to the Funds' affiliate, Franklin Square Holdings, L.P. ("Franklin Square Holdings"). Significant portions of these distributions were not based on the applicable Funds' investment performance and such waivers and reimbursements by Franklin Square Holdings may not continue in the future. If Franklin Square Holdings had not agreed to reimburse certain of FSIC II's expenses, including through the waiver of certain of the Funds' advisory fees, significant portions of these distributions would have come from offering proceeds or borrowings. The repayment of the fees owed to Franklin Square Holdings will reduce the future distributions to which investors would otherwise be entitled.
- Investing in middle market companies involves a number of significant risks, any one of which could have a material adverse effect on the Funds' operating results.
- An investment strategy focused primarily on privately held companies presents certain challenges, including the lack of available information about these companies.
- A lack of liquidity in certain of the Funds' investments may adversely affect the Funds' businesses.
- The Funds are subject to financial market risks, including changes in interest rates, which may have a substantial negative impact on the Funds' investments.
- The Funds have borrowed funds to make investments, which increases the volatility of investments by magnifying the potential for gain and loss on amounts invested and therefore increases the risks associated with investing in the Funds' securities.